Inventories	12 Months Ended
Dec. 31, 2024
Inventories [Abstract]
Inventories
Note 20 - Inventories
The Group’s inventory primarily consisted of vehicles as follows:

	As of December 31,
	2024	2023
Work in progress	—	32
Finished goods and goods for resale	1,191,047	1,070,897
Provision for impairment	(111,686)	(143,243)
Total	$1,079,361	$927,686
Inventory costs recognized during the years ended December 31, 2024, 2023 and 2022 amounted to $2,112,317, $2,183,847 and $2,174,192, respectively, and were included in cost of sales in the Consolidated Statement of Loss and Comprehensive Loss.
For the years ended December 31, 2024, 2023, and 2022, write-downs of inventories to net realizable value amounted to $89,744, $146,550 and $14,830 respectively. The write-downs were recognized as an expense during the years ended December 31, 2024, 2023, and 2022 and were included in cost of sales in the Consolidated Statement of Loss and Comprehensive Loss.
The write-downs of inventories to net realizable value include significant judgement for the estimated market price (i.e., selling price of inventories less estimated costs of completion and estimated costs necessary to make the sales). Changing estimated market price could result in an increase or decrease to the write-downs recognized. For the year ended December 31, 2024, a 1% increase or decrease in estimated market price would result in a decrease of $5,022 or increase of $5,350 to the impairment loss, respectively; a
3% increase or decrease in estimated market price would result in a decrease of $14,379 or an increase of $16,999 to the impairment loss, respectively.
Inventories can be pledged as security for liabilities. Refer to Note 25 - Liabilities to credit institutions for further details.